EXHIBIT 10.6
                                 Amendment No. 5
                                       to

                        PIONEER NATURAL RESOURCES COMPANY

                            LONG-TERM INCENTIVE PLAN


     AMENDMENT NO. 5 (this "Amendment") to that certain Long-Term Incentive Plan (the "Plan") of Pioneer Natural Resources Company (the "Company") is effective as of May 12, 2004. Terms having their initial letter capitalized but not defined in this Amendment have the meaning ascribed those terms in the Plan.

                                    RECITALS

     WHEREAS, on August 7, 1997, the stockholders of the Company approved the adoption of the Plan and the stock of the Company was then and is still listed for trading on the New York Stock Exchange: and

     WHEREAS, the Board of Directors of the Company has approved an amendment to the Plan, which amendment is memorialized below in this Amendment.

     NOW, THEREFORE, the Plan is hereby amended as follows:


     1. Section 1.3 of the Plan is hereby amended by adding "Restricted Stock Units" to the definition of "Award".

     2. Section 1.37(a) is hereby added to the Plan as follows:

        "Restricted Stock Unit" means the grant of a right to receive shares of Stock in the future, on the terms and conditions that the Committee determines, with shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee."

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer to be effective as of May 12, 2004.

                                        PIONEER NATURAL RESOURCES COMPANY


                                        By:   /s/ Mark L. Withrow
                                            -----------------------------------
                                            Name:  Mark L. Withrow
                                            Title: Executive Vice President and
                                                   General Counsel

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